T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

The following changes are effective as of February 28, 2023.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Arif Husain will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Andrew J. Keirle will join Kenneth A. Orchard as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Keirle joined T. Rowe Price in 2005.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Arif Husain will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Andrew J. Keirle will join Kenneth A. Orchard as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Keirle joined the Firm in 2005, and his investment experience dates from 1996. During the past five years, he has served as a portfolio manager with the Firm.

The date of this supplement is February 9, 2023.

G43-041 2/9/23